Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of GameTech International, Inc. on Form 10-Q, as amended by this amendment No. 1 on Form 10-Q/A, for the Quarter ended April 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jay Meilstrup, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Jay M. Meilstrup
Jay M. Meilstrup
Chief Executive Officer and Acting Chief Financial Officer

June 19, 2007